Summary Prospectus February 1, 2014

Loomis Sayles Strategic Income Fund
Ticker Symbol: Class A (NEFZX), Class B (NEZBX), Class C (NECZX), Class N (NEZNX), Class Y (NEZYX) and Admin Class (NEZAX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at ngam.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@ngam.natixis.com. The Fund's Prospectus and Statement of Additional Information, each dated February 1, 2014 are incorporated by reference into this Summary Prospectus.

Fund Summary

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 52 of the Prospectus and on page 112 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class N	Class Y	Admin Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%	None	None	None
Redemption fees	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class N	Class Y	Admin Class
Management fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses	0.14%	0.14%	0.14%	0.07%	0.14%	0.39%[1]
Total annual fund operating expenses	0.95%	1.70%	1.70%	0.63%	0.70%	1.20%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	1.70%	1.70%	0.63%	0.70%	1.20%
[1]	Other expenses include an administrative service fee of 0.25% for Admin Class shares.
[2]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.25%, 2.00%, 2.00%, 0.95%, 1.00% and 1.50% of the Fund's average daily net assets for Class A, B, C, N, Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25%, 2.00%, 2.00%, 0.95%, 1.00% and 1.50 % of the Fund's average daily net assets for Class A, B, C, N, Y and Admin Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$543	$739	$952	$1,564
Class B	$673	$836	$1,123	$1,810
Class C	$273	$536	$923	$2,009
Class N	$64	$202	$351	$786
Class Y	$72	$224	$390	$871
Admin Class	$122	$381	$660	$1,455

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class B	$173	$536	$923	$1,810
Class C	$173	$536	$923	$2,009

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment grade securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions, and U.S. government securities. Below investment grade fixed-income securities are rated below investment grade quality (i.e., none of the three major ratings agencies (Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch") or Standard and Poor's Ratings Group ("S&P")), have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund's assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security.

The Fund's portfolio managers use a flexible approach to identify securities in the global marketplace with characteristics including discounted price compared to economic value, undervalued credit ratings with strong or improving credit profiles and yield premium relative to its benchmark (although not all of the securities selected will have these attributes).

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser's expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser's expectations concerning the potential return of those investments.

In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria. The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities. The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.

In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144 under the Securities Act of 1933 ("Rule 144A securities"), structured notes, zero-coupon bonds, pay-in-kind bonds, mortgage-related securities, stripped securities and futures, swaps (including credit default swaps) and foreign currency transactions for hedging and investment purposes. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment Grade Fixed-Income Securities Risk: The Fund's investments in below investment grade fixed-income securities, also known as "junk bonds," may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest) can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives),  the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations.  Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Rule 144A securities and structured notes may be more illiquid than other fixed income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Interest Rate Risk: Is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk: The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk: Use of derivative instruments may involve leverage.  Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from transacting in these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, and ten-year periods compare to those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Second Quarter 2009, 18.02% Lowest Quarterly Return: Third Quarter 2008, -13.38%

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Class A - Return Before Taxes	5.88%	14.46%	7.82%
Return After Taxes on Distributions	3.92%	12.24%	5.63%
Return After Taxes on Distributions and Sale of Fund Shares	3.46%	10.64%	5.27%
Class B - Return Before Taxes	5.07%	14.43%	7.51%
Class C - Return Before Taxes	9.11%	14.67%	7.51%
Class N - Return Before Taxes	11.16%	15.81%	8.60%
Class Y - Return Before Taxes	11.16%	15.81%	8.60%
Admin Class - Return Before Taxes	10.64%	15.22%	8.01%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
Barclays U.S. Universal Bond Index	-1.35%	5.41%	4.85%

Because Class N shares did not have one calendar year of performance as of December 31, 2013, performance shown for Class N shares is that of Class Y shares of the Fund. Class N shares would have had substantially similar returns because they would have been invested in the same portfolio of securities as Class Y shares and would only differ to the extent the classes did not have the same expenses. The Class N returns may be higher or lower than the returns of Class Y shares. Prior to the inception of Admin Class shares (February 1, 2010), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses, or taxes.

Management

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Matthew J. Eagan, CFA, Vice President of the Adviser, served as associate portfolio manager of the Fund from 2007 to 2012 and has served as portfolio manager of the Fund since 2012.

Daniel J. Fuss, CFA, CIC, Vice Chairman, Director and Managing Partner of the Adviser, has served as portfolio manager of the Fund since 1995.

Elaine M. Stokes, Vice President of the Adviser, served as associate portfolio manager of the Fund from 2007 to 2012 and has served as portfolio manager of the Fund since 2012.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100

Class B Shares

Class B shares of the Fund are not currently offered for sale.

Class N and Admin Class Shares

Class N and Admin Class shares of the Fund are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by NGAM Distribution, L.P. (the "Distributor"). There is no minimum initial or subsequent investment for these shares. Please see the section "How to Buy Shares" in the SAI for details.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

     A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

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Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

UST77-0214